DEAN HELLER                                  FILED #C17559-95
                Secretary of State                             AUG 13 2004
                204 North Carson Street, Suite 1             IN THE OFFICE OF
(STATE SEAL)    Carson City, Nevada 89701-4299               /S/ DEAN HELLER
                (775) 684 5708                                 DEAN HELLER,
                Website: secretaryofstate.biz               SECRETARY OF STATE


-----------------------------
    Articles of Merger
(PURSUANT OF NRS 92A.200)
          Page 1
-----------------------------



IMPORTANT: Read attached instructions before completing form.
                                              Above Space is for Office Use Only

               (Pursuant to Nevada Revised Statutes Chapter 92A)
                            (excluding 92A.200(4b))
                              SUBMIT IN DUPLICATE

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than fo ur merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.

SEASEARCH SCIENTIFIC CORPORATION

        NAME OF MERGING ENTITY
        NEVADA          CORPORATION
        Jurisdiction    Entity type*


        NAME OF MERGING ENTITY

        Jurisdiction    Entity type*


        NAME OF MERGING ENTITY

        Jurisdiction    Entity type*


        NAME OF MERGING ENTITY

        Jurisdiction    Entity type*


        GLOBAL MARINE LTD.

        NAME OF SURVIVING ENTITY

        NEVADA                  CORPORATION
        Jurisdiction            Entity type *

         *Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

         This form must be accompanied by appropriate fees. See attached fee schedule.

                DEAN HELLER
                Secretary of State
                204 North Carson Street, Suite 1
(STATE SEAL)    Carson City, Nevada 89701-4299
                (775) 684 5708
                Website: secretaryofstate.biz

-----------------------------
    Articles of Merger
(PURSUANT OF NRS 92A.200)
          Page 2
-----------------------------



IMPORTANT: Read attached instructions before completing form.
                                              Above Space is for Office Use Only


        2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A. 1 90):

        Attn:

        c/o:

        3)   (Choose one)

        [X] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

        [ ] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

        (a) Owner's approval was not required from

        Name of merging entity, if applicable

        Name of merging entity, if applicable

        Name of merging entity, if applicable

        Name of merging entity, if applicable

        and, or;

        Name of surviving entity, if applicable


         This form must be accompanied by appropriate fees. See attached fee schedule.

                DEAN HELLER
                Secretary of State
                204 North Carson Street, Suite 1
(STATE SEAL)    Carson City, Nevada 89701-4299
                (775) 684 5708
                Website: secretaryofstate.biz

-----------------------------
    Articles of Merger
(PURSUANT OF NRS 92A.200)
          Page 3
-----------------------------



IMPORTANT: Read attached instructions before completing form.
                                              Above Space is for Office Use Only


(b) The plan was approved by the required consent of the owners of*:

        SEASEARCH SCIENTIFIC CORPORATION
        Name of merging entity, if applicable

        Name of merging entity, if applicable

        Name of merging entity, if applicable

        Name of merging entity, if applicable

        and, or;

        GLOBAL MARINE LTD.
        Name of surviving entity, if applicable




* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.


         This form must be accompanied by appropriate fees. See attached fee schedule.

                DEAN HELLER
                Secretary of State
                204 North Carson Street, Suite 1
(STATE SEAL)    Carson City, Nevada 89701-4299
                (775) 684 5708
                Website: secretaryofstate.biz

-----------------------------
    Articles of Merger
(PURSUANT OF NRS 92A.200)
          Page 4
-----------------------------



IMPORTANT: Read attached instructions before completing form.
                                              Above Space is for Office Use Only



(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.



Name of merging entity, if applicable


Name of merging entity, if applicable


Name of merging entity, if applicable


Name of merging entity, if applicable


and,or;


Name of surviving entity, if applicable






         This form must be accompanied by appropriate fees. See attached fee schedule.


                                       Nevada Secretary of State AM Merger 20003
                                                            Revised on: 10/24/03

                DEAN HELLER
                Secretary of State
                204 North Carson Street, Suite 1
(STATE SEAL)    Carson City, Nevada 89701-4299
                (775) 684 5708
                Website: secretaryofstate.biz

-----------------------------
    Articles of Merger
(PURSUANT OF NRS 92A.200)
          Page 5
-----------------------------



IMPORTANT: Read attached instructions before completing form.
                                              Above Space is for Office Use Only


5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

        NONE







6)      Location of Plan of Merger (check a or b)


        [ ]     (a) The entire plan of merger is attached;

        [X] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200)



7)      Effective date (optional)":

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).



         This form must be accompanied by appropriate fees. See attached fee schedule.

                DEAN HELLER
                Secretary of State
                204 North Carson Street, Suite 1
(STATE SEAL)    Carson City, Nevada 89701-4299
                (775) 684 5708
                Website: secretaryofstate.biz

-----------------------------
    Articles of Merger
(PURSUANT OF NRS 92A.200)
          Page 6
-----------------------------



IMPORTANT: Read attached instructions before completing form.
                                              Above Space is for Office Use Only


8) Signature - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust ()NRS 92A.230)*

(if there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):

SEASEARCH SCIENTIFIC CORPORATION
Name of merging entity


/s/ Douglas Beatty              PRESIDENT                       08/09/04
------------------
Signature                       Title                           Date



Name of merging entity
___________________________
Signature                       Title                           Date


Name of merging entity
___________________________
Signature                       Title                           Date



Name of merging entity
___________________________
Signature                       Title                           Date


GLOBAL MARINE LTD.
Name of surviving entity

/s/ Douglas Beatty              PRESIDENT & CEO               08/09/04
------------------
Signature                       Title                           Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law groverning it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.




         This form must be accompanied by appropriate fees. See attached fee schedule.